FedEx Freight Reports Fourth Quarter and Full Fiscal Year 2026 Financial Results
Achieved Record-Low Department of Transportation (DOT) Preventable Accident Performance, Underscoring
Commitment to Safety Above All
Completed Spin-off from FedEx Corp. and Began Trading as an Independent Company on June 1, 2026
Introduces Guidance for Seven-Month Transition Period Ending December 31, 2026
MEMPHIS, Tenn. – June 25, 2026 – FedEx Freight (NYSE: FDXF) today reported segmented financial results for the fourth quarter and full fiscal year ended May 31, 2026, as previously released by FedEx Corporation.
“FedEx Freight delivered a solid quarter reflecting the resilience of our business, the dedication of our team members, and the value we provide customers across North America,” said John Smith, president and chief executive officer, FedEx Freight. “As a newly independent public company, we are moving forward with a clear strategy focused on profitable growth and service differentiation. We have full confidence in our outstanding people, unmatched network, and ability to create meaningful long-term value for shareholders.”
Fourth quarter and full-year fiscal 2026 results included herein are as reported in the FedEx Freight segment results of FedEx Corporation and not presented on a carve-out basis. See “Non-GAAP Financial Measures” below for reconciliations of and additional information regarding non-GAAP financial measures.
Fourth Quarter Fiscal 2026 Highlights Compared to Prior Year
•Revenue was $2.4 billion, a 4.8% increase
•Operating income was $158 million, a 66.9% decrease; adjusted operating income was $363 million, a 23.9% decrease
•Operating margin of 6.6% and adjusted operating margin of 15.1% compared to an operating margin of 20.8%
•Average daily shipments of 86.7 thousand, a 5.9% decrease
•Revenue per shipment of $415.22, an 11.5% increase
•Weight per shipment of 948 pounds, a 3.0% increase
•Revenue per hundredweight of $43.79, an 8.2% increase
Full Fiscal 2026 Highlights Compared to Prior Year
•Revenue was $8.8 billion, a 1.1% decrease
•Operating income was $616 million, a 58.6% decrease; adjusted operating income was $1.1 billion, a
25.6% decrease
•Operating margin of 7.0% and adjusted operating margin of 12.6% compared to an operating margin of 16.7%
Fourth Quarter Fiscal 2026 Financial Summary
FedEx Freight Segment revenue increased 4.8% year-over-year in the fourth quarter of fiscal 2026. The increase was primarily driven by the favorable impact of fuel surcharges and higher weight per shipment. These factors were partially offset by lower volumes and a slight decline in base revenue per hundredweight.

FedEx Freight Segment results were impacted by planned incremental separation costs, lower shipments, the lapping of a prior-year gain on the sale of a facility, and increased wage rates. These factors were partially offset by net fuel and higher weight per shipment.
“FedEx Freight enters this next chapter with a strong financial outlook, supported by the scale of our network and our disciplined approach to cost management, capital deployment, and cash flow generation,” said Marshall Witt, chief financial officer, FedEx Freight. “Our guidance for the seven-month transition period reflects our confidence in the underlying strength of the business. We believe FedEx Freight is well-positioned to deliver strong financial performance as we invest strategically in the business and generate durable shareholder value.”
Fiscal Year Change
Effective for the period beginning June 1, 2026, the company's fiscal year-end has changed from May 31 to
December 31.
Outlook
FedEx Freight is unable to forecast the mark-to-market (MTM) retirement plan accounting adjustments for the seven months ending December 31, 2026. As a result, FedEx Freight is unable to provide a Transition Period
(June 1 through December 31, 2026) earnings per share (EPS) or effective tax rate (ETR) outlook on a GAAP basis and is relying on the exemption provided by the Securities and Exchange Commission (SEC). It is
reasonably possible that the Transition Period MTM retirement plan accounting adjustments could have a material effect on the Transition Period consolidated financial results and ETR.
The company today introduced guidance for the Transition Period on a standalone basis. Prior-year figures reflect carve-out results, with costs previously allocated from FedEx Corporation now fully reclassified into their respective expense line items.
For the Transition Period, FedEx Freight is forecasting:
•A 4% to 6% revenue growth rate when compared to $5.1 billion for the seven months ended
December 31, 2025;
•Operating income of $475 million to $515 million compared to $394 million for the seven months ended December 31, 2025;
•Adjusted operating income of $605 million to $645 million compared to $600 million for the seven months ended December 31, 2025;
•Operating margin of 9.0% to 9.5% compared to 7.8% for the seven months ended December
31, 2025;
•Adjusted operating margin of 11.5% to 12.0% compared to 11.8% for the seven months ended December 31, 2025;
•Interest expense of approximately $135 million;
•An ETR of approximately 26% prior to the MTM retirement plan accounting adjustments, compared to 25% for the seven months ended December 31, 2025;
•Diluted EPS of $1.75 to $1.95 before the MTM retirement plan accounting adjustments, and
$2.40 to $2.60 after also excluding costs related to the spin-off; and
•Assumed share count of 149.5 million.
These forecasts assume the company’s current economic outlook and fuel price expectations, and no additional adverse economic, geopolitical, or international trade-related developments. FedEx Freight’s EPS and ETR forecasts are based on current law and related regulations and guidance.

Corporate Overview
FedEx Freight is North America’s largest less-than-truckload (LTL) carrier, delivering industry-leading published transit times, service levels, and reliability. FedEx Freight’s service offerings — including Priority, Economy, and
Direct — allow customers to balance speed and cost to meet their unique needs. FedEx Custom Critical, a subsidiary, provides expedited, time- and temperature-specific freight solutions, including Surface Expedite and
White Glove Services, available 24/7/365. With nearly 30,000 vehicles, of which nearly 17,000 are tractors, and
40,000 dedicated team members to support its network of over 365 locations, we ensure freight arrives safely, securely, and on time across all 50 U.S. states, Canada, Mexico, Puerto Rico, and the U.S. Virgin Islands. FedEx
Freight leverages operational efficiency, data-driven technology, and a focused sales organization to provide outstanding service. To learn more, visit www.fedexfreight.com.
Additional information and operating data are contained in the company’s filings with the SEC. These materials, as well as a webcast of the earnings release conference call to be held at 4:00 p.m. CDT on June 25, are available on the company’s website at ir.fedexfreight.com. A replay of the conference call webcast will be posted on our website following the call.
The Investor Relations page of our website, ir.fedexfreight.com, contains a significant amount of information about
FedEx Freight, including our SEC filings and financial and other information for investors. The information that we post on our Investor Relations website could be deemed to be material information. We encourage investors, the media, and others interested in the company to visit this website from time to time, as information is updated and new information is posted.
Certain statements in this press release may be considered forward-looking statements within the meaning of the
Private Securities Litigation Reform Act, such as statements regarding future financial targets, business strategies, management’s views with respect to future events and financial performance, and the assumptions underlying such targets, strategies, and statements. Forward-looking statements include those preceded by, followed by, or that include the words “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “forecasts,”
“anticipates,” “plans,” “estimates,” “targets,” “projects,” “intends,” or similar expressions. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to: economic conditions in the markets in which FedEx Freight operates; significant changes in the volumes of shipments transported through FedEx
Freight’s network, customer demand for FedEx Freight’s various services, or the prices it obtains for its services;
geopolitical developments and additional changes in international trade policies and relations; the price and availability of fuel; failure to successfully implement FedEx Freight’s business strategy and effectively respond to changes in market dynamics and customer preferences; FedEx Freight’s ability to achieve some or all of the anticipated benefits from its spin-off from FedEx Corporation; the consequences of FedEx Freight no longer operating as part of a globally diversified company; dis-synergies and other costs incurred in connection with the spin-off exceeding FedEx Freight’s estimates; the distribution of shares of FedEx Freight, together with certain related transactions, not qualifying for the intended tax treatment; a significant data breach or other disruption to
FedEx Freight’s technology infrastructure, and its ability to mitigate the technological, operational, legal, regulatory, and reputational risks related to emerging technologies such as autonomous technology and artificial intelligence (“AI”); increased insurance and claims expenses related to vehicle accidents, workers’ compensation claims, property and cargo loss, general business liabilities, and benefits paid under employee disability programs; failure to receive or collect expected insurance coverage; the effect of any international conflicts or terrorist activities; failure of third-party service providers to perform as expected, or disruptions in FedEx Freight’s relationships with those providers or their provision of services to FedEx Freight; widespread outbreak of an illness or any other communicable disease or public health crisis; damage to FedEx Freight’s or FedEx
Corporation’s reputation or loss of brand equity; the intense competition within FedEx Freight’s industry; FedEx
Freight’s ability to maintain good relationships with its employees and avoid attempts by labor organizations to organize groups of its employees; any effects on FedEx Freight’s businesses resulting from evolving or new U.S.
domestic or international government regulations, laws, policies, and actions; any liability resulting from and the costs of defending against litigation and governmental proceedings; the sufficiency of insurance coverage FedEx
Freight purchases; the effect of technology developments (including AI and machine learning) on FedEx Freight’s operations and on demand for its services, and FedEx Freight’s ability to identify and eliminate unnecessary information technology redundancy and complexity throughout the organization, including exiting the transition service agreements with FedEx Corporation in the expected timeframe and at the expected cost; disruptions in global supply chains; constraints, volatility, or disruption in the global capital and credit markets; FedEx Freight’s ability to maintain its current credit ratings and senior unsecured debt credit ratings, its ability to meet credit agreement financial covenants; and other factors which can be found in FedEx Freight’s press releases and filings with the SEC, including its information statement included as Exhibit 99.1 to its Current Report on Form 8-K that was filed with the SEC on May 13, 2026. Any forward-looking statement speaks only as of the date on which it is made. Neither FedEx Freight nor anyone else undertakes or assumes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.
Media Contact:
Kelly Crow
media@fedexfreight.com
Investor Relations Contact:
Marianna Rose
ir@fedexfreight.com

Non-GAAP Financial Measures
The FedEx Freight Segment results as reported by FedEx Corporation are reported in accordance with accounting principles generally accepted in the United States (GAAP). FedEx Freight has supplemented these
GAAP results and its outlook with certain non-GAAP (adjusted) financial measures, including adjusted operating income, adjusted operating margin, and adjusted diluted earnings per share.
These non-GAAP financial measures exclude the effects of certain items that management believes are not indicative of the company’s core operating performance, including costs related to the spin-off of FedEx Freight from FedEx Corporation, which primarily consist of professional fees and other separation-related costs.
Management believes these non-GAAP financial measures facilitate period-to-period comparisons and provide useful information to investors by excluding items that are not reflective of the company’s underlying operating performance. Management uses these non-GAAP measures in making financial, operating and planning decisions and evaluating the company’s ongoing performance.
These non-GAAP financial measures are intended to supplement, and should be read together with, the company’s GAAP results. They should not be considered a substitute for, or superior to, reported financial results prepared in accordance with GAAP. Accordingly, users of our financial statements should not place undue reliance on these non-GAAP financial measures. Because non-GAAP financial measures are not standardized, they may not be comparable to similarly titled measures presented by other companies. As required by SEC rules, reconciliations of the company’s non-GAAP financial measures to the most directly comparable GAAP measures are provided below.
Fourth Quarter and Full Fiscal 2026 and 2025 Results
FedEx Freight's fourth quarter and full fiscal 2026 Segment adjusted operating income and adjusted operating margin are non-GAAP financial measures because they exclude the effects of costs related to the spin-off. No costs related to the spin-off were incurred at the FedEx Freight Segment in fiscal 2025.

	Three Months Ended May 31,		Twelve Months Ended May 31,
	2026		2026
Dollars in millions	Operating Income	Operating Margin	Operating Income	Operating Margin
GAAP measure	$158	6.6%	$616	7.0%
Spin-off costs	205	8.5%	492	5.6%
Non-GAAP measure	$363	15.1%	$1,108	12.6%
Seven Months Ended December 31, 2025 Results
FedEx Freight's seven months ended December 31, 2025 carve-out adjusted operating income and adjusted operating margin are non-GAAP financial measures because they exclude the effects of costs related to the spin-
off. No MTM retirement plan accounting adjustments were made for the seven months ended December 31,
2025.

	Seven Months Ended December 31,
	2025
Dollars in millions	Operating Income	Operating Margin
GAAP measure	$394	7.8%
Spin-off costs	206	4.0%
Non-GAAP measure	$600	11.8%

Seven Months Ending December 31, 2026 Forecasts
FedEx Freight's seven months ending December 31, 2026 adjusted operating income, adjusted operating margin, adjusted EPS, and ETR forecasts are non-GAAP financial measures because they exclude, as applicable, the effects of MTM retirement plan accounting adjustments and estimated costs related to the spin-off.

Dollars in millions	Operating Income	Operating Margin
GAAP measure	$475 to 515	9.0 to 9.5%
Spin-off costs	130	2.5%
Non-GAAP measure	$605 to 645	11.5 to 12.0%
The company is unable to predict the amount of MTM retirement plan accounting adjustments for the seven months ending December 31, 2026, as such adjustments are significantly affected by changes in interest rates and financial market conditions. Accordingly, these adjustments are not included in the company’s seven months ending December 31, 2026 EPS and ETR forecasts, and a reconciliation of these forecasts to the most directly comparable GAAP measures is impracticable. It is reasonably possible that MTM retirement plan accounting adjustments could have a material effect on the company’s seven months ending December 31, 2026 financial results and ETR.
The seven months ending December 31, 2026 adjusted EPS forecast below outlines the estimated effects of the items excluded from the company’s forecast, other than MTM retirement plan accounting adjustments.

Dollars in millions, except EPS	Adjustments	Diluted Earnings Per Share
Diluted earnings per share before MTM retirement plan accounting adjustments (non-GAAP)[1]		$1.75 to 1.95
Spin-off costs	$130
Income tax effect	(34)
Net of tax effect	$96	0.65
Diluted earnings per share with adjustments (non-GAAP)[1]		$2.40 to 2.60
________________________

[1]	The MTM retirement plan accounting adjustments, which are impracticable to calculate at this time, are excluded.